UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	20-3174202
(State of incorporation or organization)	(I.R.S. Employer Identification Number)

13950 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277

(Address of principal executive offices)                                                  (Zip code)

If this form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relate: not applicable (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

None	None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.0001 par vale per share

(Title of class)

Item 1. Description of Registrant’s Securities to be Registered.

Incorporated by reference to the section entitled “Description of Capital Stock” in the Preliminary Prospectus contained in Registrant’s Registration Statement on Form S-1/A (File No. 333-123916) filed with the SEC on August 18, 2005 (the “Form S-1”).

Item 2. Exhibits

The following exhibits are filed as part of this registration statement:

*1. Certificate of Incorporation of Registrant.

**2. Bylaws of Registrant.

*	Incorporated by reference to Exhibit 3.1 to the Form S-1.

**	Incorporated by reference to Exhibit 3.2 to the Form S-1.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date: February 6, 2006	By:	/s/ J. Nick Riehle
	Name:	J. Nick Riehle
	Title:	Chief Financial Officer